Exhibit 32.01
CERTIFICATION PURSUANT TO 18 U.S.C. 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of ACM Research, Inc. for the quarterly period ended September 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his or her knowledge on the date hereof:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of ACM Research, Inc. for the period presented therein.

Date: November 6, 2026
David H. Wang
Chief Executive Officer and President
(Principal Executive Officer)

Date: November 6, 2026
Mark McKechnie
Chief Financial Officer, Executive Vice President and Treasurer
(Principal Financial Officer)
The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.